UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 20, 2006

Date of Report

April 15, 2005

(Date of earliest event reported)

IDI Global, Inc.

(Exact name of small business issuer as specified in its charter)

Nevada	000-30245	87-0617040
(State of incorporation)	(Commission file No.)	(I.R.S. Employer
Identification No.)

462 East 800 North, Orem, Utah 84097

(Address of principal executive offices)

(801) 224-4444

(Issuer's telephone number)

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 1.03

Bankruptcy or Receivership

On April 17, 2006, IDI Global, Inc. (“we” or the “Company”), as well as two of its wholly owned subsidiaries, IDI Small Business, Inc., and Chief Financial, Inc., along with the wholly owned subsidiary of Chief Financial, Professional Consulting Services, Inc., filed for bankruptcy protection in the United States Bankruptcy Court for the District of Utah (the “Bankruptcy Court”).  (IDI Global, Case No. 0621261; IDI Small Business, Case No. 0621266; Chief Financial, Case No. 0621270; and PCS, Case No. 0621268.)  We anticipate that each entity will remain as “debtor in possession,” subject to the jurisdiction of the supervision and orders of the Bankruptcy Court.

The above statement is qualified in its entirety by the press release, dated April 20,2006, which is attached hereto as an Exhibit.

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 15, 2006, Michael T. Morley, resigned as a director of the Company, effective as of April 15, 2006.  As of April 17, 2006, the Company’s Board of Directors appointed Eugene Bergmann to the Company’s Board of Directors, and as Secretary and Treasurer of the Company.

Mr. Bergmann has had years of management and executive management experience in the high tech industry.  He has guided small start up firms, including imall, Inc., Cogito, Inc., Fibernet, Inc., as well as working with major firms such as Novell, Excite@Home, and WordPerfect.  He has also served on the Boards of several companies, including Fibernet, Inc.  Mr. Bergmann is a B.A. candidate in marketing at Brigham Young University.

Mr. Bergmann is not related to any other members of the Board of Directors of the Company.

The Company was a party to the following transaction(s) in which any director or executive officer of the Company, any nominee for election as a director of the Company, any security holder of the Company, or any member of those listed above had or has a direct or indirect material interest: Mr. Bergmann is currently a board member of Fibernet, Inc. that provides hosting services to Internet Development Inc. a subsidiary of IDI Global, Inc.

Mr. Bergmann is employed by the Company as a Director, Secretary and Treasurer.  Mr. Bergmann’s Director’s compensation shall be $24,000 (twenty four thousand dollars) annually.  Mr. Bergmann will be eligible for a performance based bonus of $26,000 (twenty six thousand dollars), paid quarterly (when performance benchmarks are met.)

Mr. Bergmann will also be eligible to participate in health and medical benefits, 401K and IDI Global’s employee stock option plan which option grant amounts will be mutually agreed upon by both parities within the next 90 days.

Item 9.01

Financial Statements and Exhibits.

(c)

Exhibits

Exhibit No.	Description
99.1	Press Release dated April 20, 2006 announcing the Company’s petition for protection under Chapter 11 of the United States Bankruptcy Code.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IDI GLOBAL, INC.

Date:   April 20, 2006

By: /s/ Kevin R. Griffith

       Kevin R. Griffith

       President

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